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                                                                   EXHIBIT 10.16

                       _________________________________

                             HORIZON OFFSHORE, INC.

                             10% SUBORDINATED NOTE

                               DUE MARCH 31, 2003

                       _________________________________



$11,000,000.00                                                    Houston, Texas
                                                               February 25, 1998

     FOR VALUE RECEIVED, Horizon Offshore, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of Highwood Partners, L.P. ("Payee"), as provided below, at 712 Fifth Avenue, New York, New York 10019 (or at such other address as any holders hereof may designate in writing), the sum of eleven million and no/100 dollars ($11,000,000.00), or such lesser amount as may have been advanced by the Payee on or before March 31, 2003 (the "Conversion Date"), together with interest on the unpaid principal balance at the rate of 10% per annum, on the earlier to occur of December 31, 2005 or such earlier date as such amount may become due and payable in accordance with the terms hereof (the "Maturity Date"). Payment for all amounts due hereunder shall be made in lawful money of the United States of America paid at the address of the Payee, or in such other form or by such other means as the Maker and any holder shall agree. This Note is made by Maker in substitution of that certain 10% Subordinated Note dated December 4, 1997 and represents an increase in the amount that may be advanced to Maker hereunder but does not represent a novation, rearrangement or other extension of the indebtedness and shall not be deemed a payment of any amount of principal or interest thereunder.

     1.  PAYMENT.   The unpaid principal balance of this Note shall be paid in twelve installments, on March 31, June 30, September 30 and December 31 of each year, commencing March 31, 2003. The first eleven installments of principal shall be in the amount of one-twentieth of the unpaid principal balance on the Conversion Date, and the last installment of principal shall be paid on the Maturity Date in the amount of all of the remaining unpaid principal balance.

     The outstanding principal amount of this Note from time to time shall bear interest until paid at the rate of 10 percent (10%) per annum. Interest shall be calculated on a 365 day per year basis and paid for the actual number of days elapsed (including the first but excluding the last day) during any period and shall be paid semi-annually on March 31 and September 30 of each year, commencing September 30, 1997, and with a final interest payment in the amount of all outstanding interest then unpaid being due on the Maturity Date.
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     If a payment of principal or interest falls due on a Saturday, Sunday, or any other day on which financial institutions are generally not open for business in Houston, Texas, payment shall be made on the next preceding business day.

     Any amount paid pursuant to Section 2 shall be applied first to any accrued and unpaid interest then accrued, if any, and, then to the principal amounts due hereunder in the inverse order of maturity.

     2. PREPAYMENT. The Maker may at any time prepay any amount (and reborrow until the Conversion Date in accordance with the terms hereof) outstanding under the Note in whole or in part without notice or penalty.

     3. SUBORDINATION. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Maker's Senior Indebtedness, as hereinafter defined.

          3.1 Senior Indebtedness. As used in this Note, the term "Senior Indebtedness" shall mean the principal of, premium, if any, and unpaid interest on the following, whether outstanding at the date hereof or thereafter incurred, together with all charges, fees, costs and expenses required to be paid by the Maker under the terms thereof: (i) indebtedness of the Maker for money borrowed evidenced by promissory notes, debentures or other written obligations, (ii) indebtedness of the Maker evidenced by debentures, bonds or other securities issued under the provisions of an indenture or similar instrument, (iii) indebtedness of others of any of the kinds described in the preceding clauses
(i) and (iii) assumed or guaranteed by the Maker, and (iv) renewals, extensions and refundings of, and indebtedness and obligations of a successor person issued in exchange for or in replacement of, indebtedness or obligations of the kinds described in the preceding clauses (i) through (iii); provided, however, that the following shall not constitute Senior Indebtedness; (i) any indebtedness or obligation as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such indebtedness or obligation is subordinate in right of payment to all other indebtedness of the Maker not expressly subordinated to such indebtedness or obligation; (ii) any indebtedness or obligation which by its terms refers explicitly to the Note and states that such indebtedness or obligation shall not be senior in right of payment thereto; and (iii) any indebtedness or obligation of the Maker in respect of the Note.

          3.2 Prior Payment to Senior Indebtedness Upon Acceleration of the Note. If this Note is declared due and payable prior to its maturity under circumstances when Section 3.4 shall not be applicable, the Holder of the Note shall be entitled to payments only after (i) there shall first have been paid in full all Senior Indebtedness outstanding, or contingently payable pursuant to a guaranty or other contingent obligation, at the time such Note becomes due and payable because of any such event, or (ii) payment or other adequate provision shall have been provided for in a manner satisfactory to the holders of such Senior Indebtedness.

          3.3 Payment When Senior Indebtedness in Default. If there has occurred and is continuing a default in the payment of all or any portion of any Senior Indebtedness, unless and until such default shall have been cured or waived, the Maker shall not make any payment on or with respect to the Note or acquire this Note (or any portion thereof) for cash, property, securities or

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otherwise during the period (a "Payment Default Blockage Period") in which such default is continuing; or (b) if an event (not involving the non-payment of any Senior Indebtedness) shall have occurred or, with the giving of notice, or passage of time, or both, would occur, that would allow holders of any Senior Indebtedness to accelerate or otherwise demand the payment thereof, and, in the case of this clause (b) the holders of the Senior Indebtedness give written notice of such event to the Maker (the date that such notice is received by the Maker is the "Notice Date"), the Maker shall not make any payment on or with respect to the Note or acquire this Note (or any portion hereof) for cash, property, securities or otherwise during the period (a "Nonpayment Default Blockage Period" and together with Payment Default Blockage Period, each also sometimes herein called a "Blockage Period") commencing on the Notice Date and ending on the earlier of (1) 180 days after the Notice Date if at the end of such 180 day period such event is not the subject of judicial proceedings and such Senior Indebtedness shall not have been accelerated, (2) the date such event is cured or waived to the satisfaction of the holders of the Senior Indebtedness, or (3) the date the holders of such Senior Indebtedness shall have given notice to the Maker of the voluntary termination of such Nonpayment Default Blockage Period. By virtue of accepting this Note and the benefits hereof, during any Blockage Period, the Note Holder shall not be entitled, and will not take any action, including any judicial process, to accelerate, demand payment or enforce any Indebtedness in respect of this Note or any other claim with regard to the Note. Interest will accrue on any installment of the principal (and on the interest) actually payable during any Blockage Period. Upon the expiration of any Blockage Period, principal and interest will be paid in accordance with the terms of this Note, except that the principal and interest payable during the Blockage Period will be deferred, and become principal due on the Maturity Date. Any such deferred principal shall continue to bear interest, and any deferred interest shall bear interest. All such deferred principal and interest amounts shall be payable only on the Maturity Date. All interest on the deferred interest and principal shall be paid on the same dates as interest is paid under Section 1 hereof.

          3.4 Payment Over of Proceeds Upon Dissolution, Etc. (i) In the event of any liquidation, dissolution or winding-up of the Maker, or of any execution, sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization, or other similar proceeding relative to the Maker or a substantial part of its property, all principal and interest owing on all Senior Indebtedness shall first be paid in full before any payment is made upon the indebtedness evidenced by the Note, and in any event any payment or distribution of any kind, whether in cash, property or securities (other than in securities or other evidences of indebtedness, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding), which shall be made upon or in respect of the Note shall be paid to the holders of such Senior Indebtedness for application in payment thereof in accordance with the priorities then existing among such holders unless and until such Senior Indebtedness shall have been paid or satisfied in full.

          (ii) The consolidation of the Maker with, or the merger of the Maker into, another person, or the liquidation or dissolution of the Maker following the transfer of its properties and assets substantially as an entirety to another person, shall not be deemed a dissolution, winding-up, liquidation, reorganization, or other similar proceeding for the purposes of this Section if the person formed by such consolidation or into which the Maker is merged or which acquires such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, or transfer, comply with the conditions set forth in Section 3.3

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          3.5  Subrogation to Rights of Holders of Senior Indebtedness.  After
the indefeasible payment in full of all Senior Indebtedness, the Holder of the Note shall be subrogated (equally and ratably with the holders of all indebtedness of the Maker which by its express terms is subordinated to Senior Indebtedness of the Maker to the same extent as the Note is subordinated and which is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Maker applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation, no such payments or distributions to the holders of Senior Indebtedness by or on behalf of the Maker or by or on behalf of the Holder of the Note by virtue of this Section which otherwise would have been made to the Holder of the Note shall, as between the Maker and the Holder of the Note, be deemed to be payments by the Maker to or on account of Senior Indebtedness.

          3.6 No Waiver of Subordination Provisions. No right of any holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Maker or the holders of Senior Indebtedness, or by any noncompliance by the Maker with any of the terms, provisions and covenants of this Note, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may without the consent of or notice to the Holder of the Note, without incurring responsibility to the Holder and without impairing or releasing the subordination provided in this Note or the obligation hereunder of the Holder of the Note to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Maker and any other person.

          3.7 Undertaking. By its acceptance of this Note, the Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by the Maker or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 3.

     4. DEFAULT.

          4.1 Events of Default. The following events or actions shall constitute an event of default ("Events of Default"):

          (i) If the Maker shall default in the payment of any installment of interest on the Note for more than 10 days after the same shall have become due and payable; or

          (ii) If the Maker shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar

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relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Maker in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Maker or of all or any substantial part of the properties of the Maker, or the Maker or its directors or majority stockholders shall take any action providing for the dissolution or liquidation or suspension of the business of the Maker; or

          (iii) If within sixty (60) days after the commencement of any proceeding against the Maker seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Maker of any trustee, receiver or liquidator of the Maker or of all or any substantial part of the properties of the Maker, such appointment shall not have been vacated.

          4.2 Remedies Upon Default. If any Event of Default shall occur, the holder of the Note may, by written notice to the Maker, declare the principal amount of the Note to be due and payable. Subject to the foregoing and subject to the subordination provisions herein, thereafter, the holder of such accelerated Note may proceed to protect and enforce its rights under the Note by a suit in equity, action at law or other appropriate proceeding whether for the specific performance of any agreements contained herein or for an injunction against a violation of any of the terms or provisions hereof; or in aid of the exercise of any power granted hereby or at law; provided, however, than any sums otherwise payable to or collectible by the holder shall be subject to the subordination provisions of the Note and be held for the benefit of holders of Senior Indebtedness as provided in the Note. No right shall operate as a waiver thereof or otherwise prejudice the rights of such holder and no consent or waiver shall extend beyond the particular case and purpose involved. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

     5. WAIVER PROVISIONS/COSTS. Maker and any and all endorsers and guarantors of this Note waive presentment for payment, notice of nonpayment, notice of intent to accelerate and notice of acceleration, protest, notice of protest, notice of dishonor or nonpayment, bringing of suit, diligence in taking any action to collect amounts called for hereunder or enforcing any of the security hereof, and agree to any substitution, exchange or release of any of such security or the release of any party primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment by them of this Note, to first institute suit or exhaust its remedies against any maker or others liable herefor, or to enforce its rights against any security hereof, and consent to any extensions or postponements of time of payment of this Note or any other indulgences with respect hereto, without notice thereof to any of them and hereby bind themselves, in solido for the payment hereof in principal, interest, costs and attorneys' fees, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any lien at any time existing as security for any amount called for hereunder.

     6. CHOICE OF LAW. THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF SUCH STATE.

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     IN WITNESS WHEREOF, the Maker has caused this Note to be issued this 25th day of February, 1998.

                                          HORIZON OFFSHORE, INC.


                                          By:   /s/     BILL LAM
                                             ----------------------------------
                                                        Bill Lam
                                                        President

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